SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Forward Looking Statements

This communication contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this communication that are not clearly historical in nature, including statements regarding business strategies, market potential, future financial performance, the effects of the separation of ADT from Tyco International plc (“Tyco”), and other matters, are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent, Parent Inc. or Parent LP to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to keep pace with the rapid technological and industry changes in order to develop or acquire new technologies for our products and services that achieve market acceptance with acceptable margins; competition in the markets we serve, including the home automation market, which may result in pressure on our profit margins and limit our ability to maintain the market share of our products and services; an increase in the rate of customer attrition, including impact to our depreciation and amortization expenses or impairment of assets related to our security monitoring services; changes in the housing market and consumer discretionary income; failure to maintain the security of our information and technology networks, including personally identifiable information and other data, our products may be subject to potential vulnerabilities of wireless and Internet of Things devices, and our services may be subject to hacking or other unauthorized access to control or view systems and obtain private information; our dependence on certain software technology that we license from third parties, and failure or interruption in products or services of third-party providers; interruption to our monitoring facilities; failure to realize expected benefits from acquisitions and investments; risks associated with pursuing business opportunities that diverge from our current business model; potential loss of customer generation strategies through our independent, third party authorized dealers and affinity marketing programs; risks associated with acquiring and integrating customer accounts; unauthorized use of our brand name by third parties; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco and other third parties; failure to enforce our intellectual property rights; allegations that we have infringed the intellectual property rights of third parties; failure of our independent, third party authorized dealers to mitigate certain risks; failure to continue to execute a competitive, profitable pricing structure; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; current and potential securities litigation; increase in government regulation of telemarketing, e-mail marketing and other marketing methods may increase our costs and restrict growth of our business; changes in U.S. and non-U.S. governmental laws and regulations; imposition by local governments of assessments, fines, penalties and limitations on either us or our customers for false alarms; refusal to respond to calls from monitored security service companies, including us, by police departments in certain U.S. and Canadian jurisdictions; our greater exposure to liability for employee acts or omissions or system failures; interference with our customers’ access to some of our products and services through the Internet by broadband service providers or potential change in government regulations relating to the internet; potential impairment of our deferred tax assets; inability to hire and retain key personnel, including an effective sales force; adverse developments in our relationship with our employees; capital market conditions, including availability of funding sources for us and our suppliers; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; impact of any material adverse legal judgments, fines, penalties or settlements; exposure to counterparty risk in our hedging agreements; fluctuations in foreign currency exchange rates; potential liabilities for legacy obligations relating to the separation from Tyco; volatility in the market price of our stock; and failure to fully realize expected benefits from the separation from Tyco.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this communication that looks towards future performance of the Company is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this communication. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our 2015 Form 10-K. There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2015 Form 10-K.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016.

ADT Dealer Presentation February 16, 2016

Forward Looking Statements ADT Security Services proprietary and business confidential. For internal use only – not for distribution. FORWARD-LOOKING STATEMENTS This communication includes "forward-looking statements," as that term is defined by the federal securities laws. The forward-looking statements include statements concerning regulatory approvals and the expected timing, completion and effects of the proposed merger, the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. All forward-looking statements are based upon our current expectations and various assumptions, and apply only as of the date of this communication. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. PARTICIPANTS IN SOLICITATION The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016.

Today’s Press Release Highlights ADT Security Services proprietary and business confidential. For internal use only – not for distribution. Apollo Global Management (“Apollo”) has entered into an agreement to buy ADT for $42/share ADT’s Board of Directors has unanimously approved this transaction This agreement is subject to ADT shareholder and customary regulatory approvals Pending these approvals, we expect the deal to close in June of 2016 Apollo already owns and has merged Protection 1 and ASG Security which operates under the Protection 1 brand ADT will merge with Protection 1 and the combined company will operate under the ADT brand Apollo will keep the Boca location as the headquarters of the new combined company Tim Whall, current President & CEO of Protection 1, has been announced as the CEO of the new combined company

Apollo Overview Overview Founded in 1990, Apollo is a global alternative asset manager focusing on private equity, distressed debt, mezzanine and real estate investing with a total of approximately $162 billion under management of which $41 billion in assets in private equity Apollo focuses on opportunities where it can be a catalyst for business-transforming events and create significant value, and is currently invested in over 200 companies Apollo has developed substantial expertise and valuable relationships across nine core industries that include: Chemicals, Commodities, Consumer & Retail, Distribution & Transportation, Financial & Business Services, Manufacturing & Industrial, Media, Cable & Leisure, Packaging & Materials, Satellite & Wireless 10 Largest Investments as Sole Investor Date Investment Deal Size ($mm) Equity Contribution ($mm) 17-Dec-06 $8,337 $2,000 18-Sep-06 5,684 1,044 8-Jun-15 3,228 1,036 17-Aug-07 3,838 2,110 20-Dec-05 3,306 683 4-Nov-06 3,034 498 27-Mar-07 2,824 606 25-May-06 2,795 767 26-Nov-12 2,348 1,000 19-May-15 2,100 755

Protection 1 Overview

Business Description

- Protection 1 provides electronic security alarm monitoring services to residential, business and national account clients such as Rite Aid, Access Financial among others
- Broad range of products offered including intrusion, fire, access control and video solutions
- Highly acclaimed customer experience resulting in the lowest net attrition among national players at <9.5%
- Operates five UL Certified monitoring centers across the U.S.
- Covers roughly ~85% of the U.S. metropolitan population

Key Statistics

RMR	$40M
Revenue	$622M
EBITDA	$216M
EBITDA Margin	35%
Subscribers	1.7M
Locations	90
Employees	4,000

2015 Business Mix

By Region



United States 100%

By Business



National and Commercial 34%
Residential 66%

Real Estate Footprint



Seattle
Portland
Rexburg
Minneapolis
Sacramento
San Francisco
Visalia
Salt Lake City
Orem
Denver
Las Vegas
Los Angeles
Riverside
Cypress
San Diego
Phoenix
Tucson
Albuquerque
Las Cruces
Kansas City
Topeka
Lawrence
Wichita
Tulsa
Oklahoma City
Fort Worth
Dallas
Abilene
San Angelo
Austin
Houston
San Antonio
Laredo
Corpus Christi
McAllen
Chicago
Detroit
Indianapolis
St. Louis
Cleveland
Columbus
Cincinnati
Louisville
Nashville
Knoxville
Memphis
Monroe
Birmingham
Atlanta
Montgomery
Opelousas
Gulfport
Pensacola
New Orleans
Jacksonville
Longwood
Orlando
Tampa
Lakeland
West Palm Beach
Fort Lauderdale
Miami
Portland
Manchester
Boston
Connecticut
Long Island
Philadelphia
Manasquan
Newark, DE
Baltimore
Washington D.C.
Richmond
Norfolk
Raleigh
Charlotte
Wilmington
Hawaii
MONITORING CENTERS
NETWORK OPERATIONS CENTER
FIELD OFFICES
CORPORATE HEADQUARTERS

The Combined Business ADT Security Services proprietary and business confidential. For internal use only – not for distribution. ADT Protection 1 Combined Revenues $3.6B $0.6B $4.2B RMR $278M $40M $318M EBITDA $1.8B $0.2 $2.0B EBITDA Margin 51% 35% 48% Subscribers 6.6M 1.7M 8.3M Employees 17,000 4,000 21,000

Implications for Dealers ADT Security Services proprietary and business confidential. For internal use only – not for distribution. Apollo values ADT’s diverse channel strategy and is committed to investing in the dealer channel to drive profitable growth Protection 1 does not currently have a Dealer program Dealers will continue to operate under the ADT brand name and sell ADT Pulse Until the deal closes, it is business as usual. ADT and Protection 1 remain separate companies and will vigorously compete with each other It is critical that all Dealer employees understand the “Rules of the Road” and act accordingly

Dealer Rules of the Road ADT Security Services proprietary and business confidential. For internal use only – not for distribution. DO NOT act as if ADT and Protection 1 have merged until the merger occurs after closing DO NOT make joint sales calls to customers DO NOT discuss or agree to split or allocate customers DO NOT discuss pricing or any other sensitive competitive information DO NOT discuss this transaction with any Protection 1 employee DO NOT speak to the media or any current/prospective investors (forward media inquiries to Justin Dini (jdini@brunswickgroup.com) and investor inquiries to Tim Perrott (tperrott@adt.com) DO continue to compete in the market Execute our strategy and aggressively pursue our strategic initiatives If asked, tell our customers and prospective customers that Apollo has announced their intent to acquire ADT but the transaction has not been completed Do let our customers know that ADT continues to be a financially strong company Do tell our customers that ADT will continue to provide excellent service now and after transaction close DO report any inappropriate behavior to the ADT Law department at ethicsline@adt.com

Questions?